UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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MISSION COMMUNITY BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MISSION COMMUNITY BANCORP
3380 South Higuera Street
San Luis Obispo, California  93401
(805) 782-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 28, 2013
4:00 P.M.

TO THE SHAREHOLDERS OF MISSION COMMUNITY BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to the Bylaws of Mission Community Bancorp (the “Company”) and the call of its Board of Directors, the 2013 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp will be held at EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, California  93405 on Tuesday, May 28, 2013 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect the following twelve persons to the Board of Directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Andrews James W. Brabeck William B. Coy	Richard Korsgaard James W. Lokey Harry H. Sackrider
Tom L. Dobyns	Gary E. Stemper
Howard N. Gould Maryam Hamzeh	Brooks W. Wise Stephen P. Yost

2.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those shareholders of record as of the close of business on April 12, 2013 will be entitled to notice of and to vote at the Meeting.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.  IN ORDER TO PROVIDE ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

1

The Bylaws of Mission Community Bancorp provide for nominations of directors in the following manner:

“Section 2.3 NOMINATIONS FOR DIRECTOR.Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors.  Notice of intention to make any nominations by a shareholder shall be made in writing and shall be delivered or mailed to and received by the Secretary of the Corporation not less than one hundred twenty (120) calendar days in advance of the date corresponding to that on which the Corporation’s proxy statement was released to the shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the shareholder must be received by the Secretary of the Corporation not later than the close of business on the later of (i) one hundred and twenty (120) days prior to such annual meeting; or (ii) ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these Bylaws. In no event shall the notice of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of shareholder’s notice as described above. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder and the beneficial owner, if any, on whose behalf the nomination is made; and (e) the number of shares of voting stock of the Corporation owned beneficially and of record by the notifying shareholder and such beneficial owner.  Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee.

Dated:  April 29, 2013

By Order of the Board of Directors

/s/ Stephen P. Yost
Stephen P. Yost
Secretary

2

MISSION COMMUNITY BANCORP
3380 South Higuera Street
San Luis Obispo, California  93401
(805) 782-5000

PROXY STATEMENT
2013 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 28, 2013

4:00 P.M.

INTRODUCTION

This proxy statement is being furnished to shareholders in connection with the solicitation of proxies for use at the 2013 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp to be held at EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, CA  93405, on Tuesday, May 28, 2013 at 4:00 p.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about April 29, 2013 to shareholders eligible to receive notice of and to vote at the meeting.

The matters to be considered and voted upon at the Meeting include:

1.	Election of Directors. To elect the following twelve persons to the Board of Directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Andrews James W. Brabeck William B. Coy	Richard Korsgaard James W. Lokey Harry H. Sackrider
Tom L. Dobyns	Gary E. Stemper
Howard N. Gould Maryam Hamzeh	Brooks W. Wise Stephen P. Yost

2.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

SHAREHOLDERS ARE STRONGLY ENCOURAGED TO VOTE “AUTHORITY GIVEN” FOR PROPOSAL 1.

GENERAL

Revocability of Proxies

A proxy for use at the Meeting is enclosed.  Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of Mission Community Bancorp an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.  Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy.  If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for director set forth herein, and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

The expense of preparing, assembling, printing and mailing this proxy statement and the material used in this solicitation of proxies will be borne by Mission Community Bancorp.  It is contemplated that proxies will be solicited through the mails, but officers, directors and regular employees of Mission Community Bank may solicit proxies personally.  Although there is no formal agreement to do so, Mission Community Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Mission Community Bancorp is held of record by such entities.  In addition, Mission Community Bancorp may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies, if management determines it advisable.

VOTING SECURITIES

The close of business on April 12, 2013 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at this year’s annual meeting.  As of the Record Date there were outstanding 8,305,066 shares of Mission Community Bancorp’s common stock, without par value, which is the only class of equity securities of Mission Community Bancorp entitled to vote on the matters presented at the Meeting.  Any holder of shares of common stock represented by a proxy which has been returned properly signed by the shareholder of record will be considered present for the purposes of determining whether a quorum exists even if such proxy contains abstentions or broker non-votes.  A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of common stock of Mission Community Bancorp at the close of business on the Record Date.

Proxies including broker non-votes with respect to any matter brought to a vote will not be counted as shares voted on the particular matter as to which the broker non-vote is indicated.  Therefore, broker non-votes will have no effect when determining whether the requisite vote has been obtained to pass a particular matter.  However, proxies indicating “abstain” or “withhold authority” with respect to any matter brought to a vote will be counted as shares voted on the particular matter as to which the abstention or withhold authority is indicated and will have the effect of voting against the matter.

Each share of common stock is entitled to one vote on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively.  If there is no cumulative voting for directors declared at the meeting, then directors will be elected by plurality vote meaning that the twelve nominees receiving the highest number of votes will be elected as directors.  If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then, for the election of directors only, each shareholder may cumulate votes for any nominee.  Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate.  If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors.  The twelve candidates receiving the highest number of votes will be elected.  If for any reason any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the shares represented by the proxies will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The bylaws of Mission Community Bancorp currently provide for a range of between eight (8) and fifteen (15) directors, with the exact number of directors to be fixed from time to time, within the foregoing range, by a resolution duly adopted by a majority of Mission Community Bancorp’s full board of directors or by a resolution adopted by a majority of the shareholders at any meeting thereof or by written consent.  The exact number of directors is presently fixed at twelve (12).

The shareholders are being asked to elect twelve (12) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The persons named on the first page of this proxy statement ("director nominees"), all of whom currently serve as members of Mission Community Bancorp’s Board of Directors, have been nominated for election as directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and have qualified.  In the election of directors the proxy holders intend, unless directed otherwise, to vote for the election of the director nominees.  In the event that cumulative voting is employed in the election of directors, the proxy holders intend, unless directed otherwise, to distribute the votes represented by each proxy among the director nominees so as to elect all or as many of them as possible.  In the event any of the director nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors.  Management has no reason to believe that any director nominee will become unavailable.  Additional nominations can only be made by complying with the procedures set forth in the bylaws of Mission Community Bancorp, as set forth in the Notice of Annual Meeting of Shareholders accompanying this proxy statement.

All members of the Board of Directors of Mission Community Bancorp also serve on the Board of Directors of Mission Community Bank (the “Bank”).

Principal Shareholder Nominees

Pursuant to the terms of a Stock Purchase Agreement dated January 24, 2008, as amended (the “2008 Agreement”) between Mission Community Bancorp and Carpenter Fund Manager GP, LLC (the “Manager”), on behalf of and as general partner of three investment funds managed by the Manager (the “Carpenter Funds”), Mission Community Bancorp agreed to nominate one person designated by the Manager to its Board of Directors and to the Bank’s Board of Directors and to continue to nominate one such person for so long as the Carpenter Funds continue to own at least 10% of the issued and outstanding shares of Mission Community Bancorp.  Howard Gould, a nominee to the Board of Directors, is the nominee of the Manager pursuant to the 2008 Agreement.

On December 22, 2009, Mission Community Bancorp entered into a Securities Purchase Agreement (the “2009 Agreement”) with the Manager on behalf of and as General Partner of the Carpenter Funds.  Pursuant to the 2009 Agreement, as amended, the Company has agreed to appoint as directors of the Company and the Bank, three persons identified by the Manager, and to continue to appoint three persons designated by the Manager for as long as the Carpenter Funds beneficially own at least 25% or more of the Company’s common stock.  If the Carpenter Funds’ beneficial ownership of the Company’s common stock is less than 25% but more than 15%, the Manager shall have the right to appoint two directors to the Company's Board and the Bank’s Board under the 2009 Agreement, and if the Manager’s beneficial ownership interest is less than 15% but more than 5%, the Manager shall have the right to appoint one person to each of these Boards.  The right to appoint members to the Company’s Board and the Bank’s Board under the 2009 Agreement is in addition to and not in lieu of the Manager’s right to appoint one member to the Board of the Company and the Bank pursuant to the 2008 Agreement.  Each of Messrs. Yost, Lokey, and Andrews, nominees for director, are nominees of the Manager under the 2009 Agreement.

Information Concerning Nominees and Incumbent Directors and Executive Officers

The following table sets forth the names and certain information as of April 12, 2013 concerning the persons nominated by the Board of Directors for election as directors of Mission Community Bancorp and with respect to the executive officers of Mission Community Bancorp.  The column titled “Year First Elected or Appointed to Board” includes service on the Board of Directors of Mission Community Bank prior to the holding company reorganization in December 2000 pursuant to which Mission Community Bank became a wholly-owned subsidiary of Mission Community Bancorp.

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years

George H. Andrews Director1	66	2010	Partner of Andrews Galloway and Associates (accounting firm) (1977-present)
James W. Brabeck Director	70	2012	President and Chief Executive Officer of San Luis Obispo Farm Supply Company (1969-present)
William B. Coy Vice Chairman	75	1996	Owner and Manager, Rancho Rio Conejo (citrus and avocados) (1979-present)
Tom L. Dobyns Director and President	60	2011
Banker; President of Mission Community Bancorp and Chief Executive Officer of Mission Community Bank since 2011; President and Chief Executive Officer of American Security Bank, Newport Beach, California (2009-2011); Consultant to and Board Member of Fullerton Community Bank, Fullerton, California (2007-2009)

Howard N. Gould Director2	63	2008
Vice Chairman of  Carpenter & Company (2005-present); Managing Member of Carpenter Fund Manager GP, LLC (2007-present); Director of Bridge Capital Holdings, Inc., San Jose, California (2008-present); former Director of Nara Bancorp, Los Angeles, California (2005-June 2010)

Maryam Hamzeh Director	52	2012
Senior Vice President of Carpenter & Company (1997-present); Vice President & Chief Portfolio Analyst for Carpenter Community BancFunds (2008-present); Vice President of Carpenter Fund Manager GP, LLC (2008 - present)

Richard Korsgaard Director	71	2005	Retired; Executive Vice President and Chief Credit Officer, Mission Community Bancorp and Mission Community Bank (2002-2005)

1
Mr. Andrews was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See “Proposal No. 1—Election of Directors—Principal Shareholder Nominees”.

2
Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2008 Agreement.  Mr. Gould is one of five Managing Members of Carpenter Fund Manager GP, LLC.  See “Proposal No. 1—Election of Directors—Principal Shareholder Nominees”.

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years

James W. Lokey3 Chairman of the Board and Chief Executive Officer	65	2010
Banker; Chairman of the Board and Chief Executive Officer of Mission Community Bancorp since 2010; President of Community Banking of RaboBank, N.A., Arroyo Grande, CA (2007-December 31, 2009); President and Chief Executive Officer of Mid-State Bank & Trust (2000 through its sale in 2007); Director of Mid-State Bancshares, Arroyo Grande, CA (2000-2007)

Harry H. Sackrider Director	68	2010	Retired; Interim Chief Credit Officer of Mission Community Bank (Sept 2010 thru March 2011); Executive Vice President and Chief Credit Officer Mid-State Bank & Trust (2002-2007)
Gary E. Stemper Director	70	1996	Manager, Eagle Castle Winery, LLC (2000-present)4; Owner, Gary Stemper Construction Co., (1967-present)
Brooks W. Wise Director, Executive Vice President	53	2007
Banker; Executive Vice President, Mission Community Bancorp; and President of Mission Community Bank (2007-present); Regional Vice President (2006-2007), Vice President/Regional Manager (2004-2006) and Vice President/Branch Manager (1996-2004) with Union Bank of  CA

Stephen P. Yost5 Director	67	2010
Principal, Kestrel Advisors, a credit risk management consulting company (2006-present); Comerica Bank (Imperial Bank), Executive Vice President/Manager Special Assets Group; Executive Vice President/ Regional Chief Credit Officer and Executive Vice President/Chief Credit Officer (1998-2006); Director of Manhattan Bancorp, El Segundo, California (2006-present); Director of Pacific Mercantile Bank, Irvine, California (2013-present)

Thomas J. Tolda Executive Vice President and Chief Financial Officer	57	N/A
Banker; Executive Vice President and Chief Financial Officer of Mission Community Bancorp and Mission Community Bank (December 2012 to present); Chief Financial Officer/EVP, Heritage Oaks Bancorp, Paso Robles, CA (November 2010 – December 2012): Chief Financial Officer/EVP, East West Bancorp, Los Angeles, CA  (April 2008 – February 2010); Chief Financial Officer/EVP-Consumer Credit Group, Wells Fargo & Co. (1999-March 2008)

3
Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See Proposal No. 1—Election of Directors—Principal Shareholder Nominees.”

4	Eagle Castle Winery filed for a Chapter 11 Reorganization under the U.S. Bankruptcy Code in July 2012.

5
Mr. Yost was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See “Proposal No. 1—Election of Directors--Principal Shareholder Nominees.”

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years

Robert J. Stevens Executive Vice President and Chief Credit Officer	57	N/A
Banker; Executive Vice President and Chief Credit Officer of Mission Community Bancorp and Mission Community Bank (2011 to present);  Principal with The Food Partners investment banking firm (2010-April 2011); Executive Vice President and Chief Credit Officer of Rabobank, N.A. (2005 to December 2009); and other management positions held with Rabobank International (1993 to 2009)

Director Qualifications

We believe the members of our Board of Directors have the proper mix of relevant experience and expertise given the Company’s business, together with a level of demonstrated integrity, judgment, leadership and collegiality, to effectively advise and oversee management in executing our strategy.  In identifying or evaluating potential nominees it is our policy to seek individuals who have the knowledge, experience and personal and professional integrity, to be most effective, in conjunction with the other Board members, in collectively serving the long-term interests of our shareholders.  In addition to the principal occupations of our director nominees as noted in the table above, the Nominating Committee has noted the following skills, attributes and qualifications it considered in nominating directors for the 2013-2014 year:

George H. Andrews
Over thirty-nine years of accounting experience in the Central Coast of California; previous experience as a bank director and member of a bank’s audit committee (member of Board of Directors of Mid-State Bank & Trust from 2004 to 2007 and Chair of that bank’s audit committee from 2005 to 2007).  A practicing certified public accountant. Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

James W. Brabeck
Over forty years of experience in running a large business in San Luis Obispo County, a 2,400 member agricultural supply cooperative.  Served twenty years as an appointed Outside Director of Farm Credit West, a $6 billion Agricultural Credit Association.

William B. Coy
Twelve years of experience in marketing and media management; served as Supervisor on the San Luis Obispo County Board of Supervisors (1982-1990); also served as Director of California Avocado Commission (2004-2008) and as Director of San Luis Obispo Chamber of Commerce (1993-1999).

Tom L. Dobyns
A banking professional for over forty years, serving in several different areas of Southern and Northern California, the Western United States, and abroad.  A well-rounded mix of experience in all aspects of banking, from large multi-national and regional banks to local community banks.  Experience includes retail, small business, SBA, commercial/ industrial real estate, commercial middle market, large corporate, Fortune 500, and International Banking.  Experience as a consultant to community, large regional and multinational banks, credit unions, and non-profits.

Howard N. Gould
Served as a former Commissioner of Financial Institutions for the State of California providing significant insight into the regulation of financial institutions; experience as a director of financial institutions; appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company. Has held key executive management positions in multi-billion dollar banks including Vice Chairman and COO over several decades of active bank management experience.  Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Maryam Hamzeh
Sixteen years of experience with a private equity and financial advisory firm specializing in the banking industry.  Commercial banking experience, serving as Vice President/Team Leader in the Corporate Banking Department of First Interstate Bank of California.

Richard Korsgaard
Significant experience in bank management, including serving as President and Chief Executive Officer and as a director of Mariners Bank, San Clemente, California (1982-1995); and as Executive Vice President and as a director of Eldorado Bank, Irvine, California (1995-2000). Also served as Executive Vice President/Chief Credit Officer of Mission Community Bancorp and Mission Community Bank (2000-2005).

James W. Lokey
More than forty years of bank management experience including Executive Vice President of First Interstate Bank/Wells Fargo Bank (1973-1996); President and Chief Executive Officer of Downey Savings (1997-1998); President and Chief Executive Officer of Mid-State Bank & Trust (2000-2007); President of  Rabobank, N.A. (2007-2009); and Past Chairman of California Bankers Association. Significant ties in the communities of the Central Coast, including serving as a member of the President’s Cabinet at Cal Poly State University in San Luis Obispo; a Director of Cal Poly Corporation and Chairman of its investment committee; and Director of French Hospital Medical Center.  Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Harry H. Sackrider
More than 40 years of bank management experience, specializing in credit policy and analysis, risk management and credit administration, including serving as Executive Vice President and Chief Credit Officer of Mid-State Bank & Trust, Arroyo Grande, CA (2002-2007); and Senior Vice President & Real Estate Lending Credit Administrator also at Mid-State Bank & Trust (2000-2002).

Gary E. Stemper
Significant entrepreneurial skills as a business owner/partner in various business ventures in the construction and wine industries; previous bank director experience as founder, director and chairman of Citizens Bank of Paso Robles for 12 years prior to that bank’s acquisition in 1996; significant ties in the North County community having previously served as Mayor of Paso Robles.

Brooks W. Wise
Strong bank management skills and experience.  Significant community outreach skills.  Served as Board President of several non-profit organizations during his banking career, including most recently on the Santa Maria Chamber of Commerce (2007-2008); Coastal Business Finance, a SBA Certified Development Corporation (2005-2006); and the Boys & Girls Clubs of Santa Maria Valley.

Stephen P. Yost
Over thirty-five years of experience in banking, including twenty-six at First Interstate Bank, primarily focused on risk management.  Developed and taught risk management classes to fellow bankers.  Previously an adjunct professor at Golden Gate University in San Francisco, teaching banking courses in a graduate program.  Appointee of Carpenter Fund Manager GP, LLC, a principal shareholder of the Company.

Board Committees and Other Corporate Governance Matters

In 2012, the Board of Directors of Mission Community Bancorp held 14 meetings.  All of the directors of Mission Community Bancorp attended at least 75% of all Board of Directors and all assigned committee meetings held in 2012.

In addition to serving on the Board of Directors of Mission Community Bancorp, each of the directors serves on the Board of Directors of Mission Community Bank.  The Board of Directors of Mission Community Bank held 13 meetings, 1 of which was held jointly with the Mission Community Bancorp Board in 2012.  All of the directors of Mission Community Bank attended at least 75% of all Board and assigned committee meetings held in 2012.

The Board has determined that a majority of its current directors are “independent” as that term is defined in Nasdaq’s listing standards.  Specifically, the Board has determined that all of the directors of Mission Community Bancorp other than James W. Lokey, the Chief Executive Officer of Mission Community Bancorp; Tom L. Dobyns, the President of Mission Community Bancorp and Chief Executive Officer of Mission Community Bank; Brooks W. Wise, the Executive Vice President of Mission Community Bancorp and President of Mission Community Bank; and Stephen P. Yost, the Corporate Secretary of Mission Community Bancorp, are independent directors.

Mission Community Bancorp and Mission Community Bank have, among others, a standing Audit Committee, Compensation Committee, and a Corporate Governance and Nominating Committee.

Audit Committee.  The Audit Committee consists of directors Andrews (Chairman), Brabeck, Coy, Korsgaard, Stemper and Yost.  The Audit Committee met 7 times in 2012.  The Board of Directors has determined that each member of the Audit Committee has sufficient accounting or related financial management expertise to serve on the Committee and that Mr. Andrews meets the qualifications of an “audit committee financial expert” as such term is defined in the rules and regulations of the Securities and Exchange Commission.

The purpose of the Audit Committee is to monitor the quality and integrity of Mission Community Bancorp’s and Mission Community Bank’s accounting, auditing, internal control and financial reporting practices.  The Committee selects the independent accountants, reviews the independence and performance of the independent accountants, and makes certain that the independent accountants have the necessary freedom and independence to freely examine all of the records of Mission Community Bancorp and its subsidiaries.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accountants, with certain de minimis exceptions.  Prior to the public release of annual and quarterly financial information, the Committee discusses with  management and the independent accountants the results of the independent accountants’ audit or limited review procedures associated with this information.  The Audit Committee oversees internal audit activities, including reviewing the internal audit plan, discussing various internal audit issues with our management, and confirming and assuring the objectivity of internal audits.

The Audit Committee Charter of Mission Community Bancorp and Mission Community Bank requires that the Audit Committee be comprised of at least three directors and further requires that (i) no member of the Audit Committee may serve as an officer of Mission Community Bancorp or Mission Community Bank; provided, that certain officers which are precluded from policy-making functions except in their capacities as directors (i.e., the Vice Chairman of the Board and the Corporate Secretary) are not precluded from service on the Audit Committee; (ii) Audit Committee members are barred from accepting any consulting, advisory or other compensatory fee from Mission Community Bancorp or Mission Community Bank other than in such members’ capacity as a member of the board of directors or a member of any board committee; and (iii) that no Audit Committee member may be an “affiliated person” of Mission Community Bancorp or Mission Community Bank apart from his or her capacity as a member of the Board or any Board committees.  All six members of our Audit Committee meet the requirements for a member of our Audit Committee under our Audit Committee Charter; however, one of the members does not meet the independence requirements set forth in the listing standards of  Nasdaq for audit committee members in that Mr. Yost is our Corporate Secretary; and that he has performed consulting services for, and accepted consulting fees from, the Company's parent bank holding company and principal shareholder, Carpenter Fund Manager GP, LLC.  Nasdaq’s definition of independence would exclude a director who serves as the Corporate Secretary from being independent.  The Board believes that each member of the Audit Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

Corporate Governance and Nominating Committee.  The Board of Directors of Mission Community Bancorp and Mission Community Bank have a standing Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee consists of directors Gould (Chairman), Coy, Lokey and Dobyns. The primary duties and responsibilities of this committee are to (i) develop and recommend corporate governance principles to the Board; (ii) oversee and evaluate the effectiveness of our corporate governance principles; (iii) identify individuals who qualify as potential board candidates consistent with criteria established by the Board; and (iv) objectively consider all potential Board candidates, regardless of whether the candidate was recommended by the Board, a shareholder or other source and to recommend candidates to the Board for election at the next annual shareholders meeting.

Compensation Committee.  The Board of Mission Community Bancorp and Mission Community Bank have a standing Compensation Committee of which directors Coy, Gould, Sackrider and Stemper (Chairman) are members.  This committee reviews and recommends for Board approval the compensation, benefits and health insurance packages for the Chief Executive Officer, President and other executive officers of Mission Community Bancorp and Mission Community Bank, as well as the compensation for the directors of Mission Community Bancorp and all other officer and employee compensation and benefit plans.  The Committee is also responsible for establishing sound incentive compensation programs for executives, officers and employees to align their incentives with the strategic plan of the Company and with actions that will enhance long-term shareholder value.  Annually, the Committee reviews outside survey sources, direct inquiries and any other appropriate means available in determining their recommendation of appropriate compensation levels for the Chief Executive Officer, President and other Executive Officers.  Their recommendation as to appropriate compensation levels will also include the “Company’s” strategic decision to pay salaries above the range of similarly sized banks in support of the Bank’s Central Coast Initiative growth strategy.

All members of the Compensation Committee are “independent” directors under Nasdaq’s listing standards.  The Board believes that each member of the Compensation Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

The Chief Executive Officer and/or the President of the Company, although not members of the Compensation Committee, present to the Compensation Committee recommendations for the compensation, benefits and health insurance packages for the executive officers of Mission Community Bancorp and Mission Community Bank.  On an annual basis the Compensation Committee evaluates the performance of the executive officers and reviews the “Annual Director and Executive Compensation Survey” prepared by an independent public accounting firm for the California Bankers Association.  This survey provides comparative compensation and benefits information for all banks located in California, utilizing a comparative analysis of both region and asset size. The comparative information provided is for all levels of bank staff, including the executive officers and for the Board of Directors. The Compensation Committee also reviews the “Annual Executive and Director Compensation Survey” prepared by the California Department of Financial Institutions, which provides comparative analysis based on asset size for executive officers and Board of Directors compensation.

Code of Ethics.  Mission Community Bancorp and Mission Community Bank have adopted a Code of Ethics applicable to all of its employees, directors, its principal executive officers and its senior financial officers, including its principal financial officer, principal accounting officer and persons performing similar functions.  The Code sets forth our values and expectations regarding ethical and lawful conduct and is also intended to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“AUTHORITY GIVEN” FOR THE ELECTION OF ALL TWELVE NOMINEES AS DIRECTORS.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain summary compensation information for the last two fiscal years with respect to the Chief Executive Officer of Mission Community Bancorp and its two most highly compensated executive officers who were serving as executive officers as of December 31, 2012 and whose total compensation for the fiscal year ended December 31, 2012 exceeded $100,000 and (the “Named Executive Officers”).

Name and Principal Position	Year	Salary6	Bonus	Option Awards7	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation8	Total

James W.	2012	$250,000	--	--	--	--	--	$250,000
Lokey, CEO	2011	$255,859	--	--	--	--	--	$255,859

Tom L.	2012	$300,000	$225,000	$64,500	--	--	$1,984	$591,484
Dobyns, President	2011	$28,762	$76,820	$81,750	--	--	$4,530	$191,862

Robert J.	2012	$225,000	$75,000	$40,152	--	--	$1,705	$341,857
Stevens, Executive VP and CCO	2011	$164,648	$75,000	$21,400	--	--	$33,551	$294,600

Employment Agreements and Salary Protection Agreement

Effective July 1, 2010 Mission Community Bancorp entered into an Employment Agreement with James W. Lokey, pursuant to which Mr. Lokey has agreed to serve as the Chairman of the Board and Chief Executive Officer of the Company through June 30, 2013.  Mr. Lokey receives an annual base salary of not less than $250,000, with increases and/or bonuses to be determined at the sole discretion of the Board of Directors.  In addition, Mr. Lokey was granted options to purchase an aggregate of 100,368 shares of the common stock of Mission Community Bancorp pursuant to the terms of his employment agreement, which options are for a term of ten years and vest in three equal installments over a period of three years, commencing one year after the effective date of his employment agreement.  In the event Mr. Lokey’s employment is terminated without cause, he is entitled to an amount equal to 12 months of his base salary in effect immediately prior to the date of termination, payable in  equal monthly installments.  The Company anticipates entering into a new employment agreement with Mr. Lokey prior to the expiration of the term of his current employment agreement.

6
Includes portions of these individual’s salaries which were deferred under Mission Community Bancorp’s 401(k) Plan.  The 401(k) Plan permits participants to contribute a portion of their annual compensation on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made.

7
Represents the aggregate grant date fair value as computed pursuant to FASB accounting standards for stock compensation.  The grant date fair value of options was estimated at the date of grant using a Black-Scholes option pricing model.

8	In the case of Mr. Stevens, includes, includes a 2011 housing allowance of $27,176. No other individual item amounted to more than $10,000 per individual in any year.

On December 18, 2012 Mission Community Bancorp and Mission Community Bank entered into an employment agreement with Tom L. Dobyns.  Pursuant to his employment agreement, Mr. Dobyns is to serve as the President of the Company and as the Chief Executive Officer of the Bank.  The employment agreement is effective as of October 1, 2012 and continues for a term of three years from that date.  Pursuant to the terms of his employment agreement, Mr. Dobyns is to receive an annual base salary of at least $300,000, with annual increases in the sole discretion of the Board of Directors.  Mr. Dobyns shall also be eligible to receive an annual bonus under the Company's annual incentive plan, the amount of which bonus shall be determined in the sole discretion of the Board; provided, however, that for calendar year 2012, Mr. Dobyns was entitled to a minimum bonus equal to at least 25% of his base salary.   The employment agreement confirms a previous grant of options to Mr. Dobyns at the commencement of Mr. Dobyns' employment to purchase 75,000 shares of the common stock of the Company at an exercise price of $5.00 per share.  This option vests 20% per year over a five year period, with the first installment vesting one year from the date of grant.  The employment agreement also provides that Mr. Dobyns  will periodically be eligible to receive additional equity awards in the sole discretion of the Board equal to 2% of the amount of certain future issuances of common stock, warrants or rights to acquire common stock ("Common Stock Equivalents") .  In the event Mr. Dobyns' employment is terminated without "cause" or if he resigns for "good reason," as such terms are defined in the employment agreement, Mr. Dobyns will receive separation pay equal to an additional twelve months of his then current base salary, which separation pay is to be paid in equal installments during a twelve month period.   In the event Mr. Dobyns' employment is terminated within 60 days prior to or within two years after the occurrence of a "change in control," as defined in the employment agreement, Mr. Dobyns will receive, within 30 days of his termination of employment, a lump sum payment of twenty-four month's salary plus an amount equal to 50% of Mr. Dobyns' then current base salary.  In addition, upon a change in control, Mr. Dobyns shall be entitled to continuation of his coverage under the group medical care plan provided at the time of his termination of employment for a period of twelve months following such termination.

On December 18, 2012, Mission Community Bancorp and Mission Community Bank entered into an employment agreement with Robert J. Stevens to serve as the Executive Vice President and Chief Credit Officer of both the Company and the Bank.  The employment agreement is effective as of October 1, 2012 and continues for a term of three years from that date.  Pursuant to the terms of his employment agreement, Mr. Stevens is to receive an annual base salary of at least $225,000, with annual increases in the sole discretion of the Board of Directors.  Mr. Stevens shall also be eligible to receive an annual bonus under the Company's annual incentive plan, the amount of which bonus shall be determined in the sole discretion of the Board.   The employment agreement confirms a previous grant of options to Mr. Stevens at the commencement of Mr. Stevens' employment to purchase 20,000 shares of the common stock of the Company at an exercise price of $5.00 per share.  This option vests 20% per year over a five year period, with the first installment vesting one year from the date of grant.  The employment agreement also provides that Mr. Stevens will periodically be eligible to receive additional equity awards in the sole discretion of the Board equal to 1% of the amount of future issuances of common stock or Common Stock Equivalents.  In the event Mr. Stevens' employment is terminated without "cause" or if he resigns for "good reason," as such terms are defined in the employment agreement, Mr. Stevens will receive separation pay equal to an additional twelve months of his then current base salary, which separation pay is to be paid in equal installments during a twelve month period.   In the event Mr. Stevens' employment is terminated within 60 days prior to or within two years after the occurrence of a "change in control," as defined in the employment agreement, Mr. Stevens will receive, within 30 days of his termination of employment, a lump sum payment of twelve month's salary plus an amount equal to 33% of Mr. Stevens' then current base salary.  In addition, following a change in control, Mr. Stevens shall be entitled to continuation of his coverage under the group medical care plan provided at the time of his termination of employment for a period of twelve months following such termination.

Incentive Compensation Plan

The Board of Directors of Mission Community Bank did not adopt an Officers’ Incentive Compensation Plan for 2012.

Stock Options

The 1998 Stock Option Plan (“Stock Option Plan”) of Mission Community Bancorp expired on January 20, 2008, with no further grants allowable under this plan.

The Mission Community Bancorp 2008 Stock Incentive Plan (“Stock Incentive Plan”) provides for the issuance of both “incentive” and “nonqualified” stock options to officers and employees, and of “nonqualified” stock options to non-employee directors of Mission Community Bancorp and its subsidiaries, as well as the grant of other types of equity awards.  The purpose of the Stock Incentive Plan is to encourage selected employees and directors of Mission Community Bancorp to acquire a proprietary and vested interest in the growth and performance of the Company; to generate an increased incentive for participants to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of all shareholders; and to enhance the ability of Mission Community Bancorp and its subsidiaries to attract and retain individuals of exceptional talent upon whom, in large measure, its sustained progress, growth and profitability depend.  The Stock Incentive Plan was also designed to provide additional flexibility with respect to equity compensation awards to enable Mission Community Bancorp to remain competitive in the marketplace.

The Mission Community Bancorp 2011 Equity Incentive Plan (“Equity Incentive Plan”) provides for issuance of both “incentive” and “nonqualified” stock options and other types of awards to the Company’s officers and employees; and of “nonqualified” stock options to non-employee directors of Mission Community Bancorp and its subsidiaries.  The Plan also provides for issuance of awards to any of the Company’s affiliates and its Board members or employees; and to any consultant providing services to the Company or its affiliates.    The purpose of the Equity Incentive Plan is same as for the Stock Incentive Plan.

Options to purchase an aggregate of 456,900 shares of the common stock of Mission Community Bancorp, with an average exercise price of $6.12 per share, were outstanding under the Stock Option Plan, the Stock Incentive Plan, and the Equity Incentive Plan as of December 31, 2012.

Grant of Equity Awards

On April 4, 2011 Robert J. Stevens received an incentive stock option grant to purchase 20,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, with an expiration date of April 4, 2021. These options vest in annual installments of one-fifth per year over a five year period and are exercisable for a period of ten years from grant.

On November 22, 2011 Tom L. Dobyns received a non-qualified stock option grant to purchase 75,000 shares of the Company’s Common Stock at an exercise price of $5.00 per share, with an expiration date of November 22, 2021.  These options vest in annual installments of one-fifth per year over a five year period and are exercisable for a period of ten years from grant.

On December 18, 2012, Tom L. Dobyns received a non-qualified stock option grant to purchase 75,000 shares of the Company’s Common Stock, and Robert J. Stevens received an incentive stock option grant to purchase 55,000 shares of the Company’s Common Stock, both at an exercise price of $5.00 per share, with an expiration date of December 18, 2022.  Each of Mr. Dobyns’ and Mr. Stevens’ options vest in annual installments of one-fourth per year over a four year period and both are exercisable for a period of ten years from grant.

Outstanding Equity Awards of Named Executive Officers at Year-End

The following table sets forth information with respect to options held by the Named Executive Officers at December 31, 2012:

Outstanding Awards at Fiscal Year-End

	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable1	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise	Option Expiration Date

James W. Lokey	66,912	33,456	0	$5.00	7/1/20

Tom L. Dobyns	15,000	60,000	0	$5.00	11/22/21
	0	75,000	0	$5.00	12/18/22

Robert J. Stevens	4,000	16,000	0	$5.00	4/4/21
	0	55,000	0	$5.00	12/18/22

Compensation to Directors

From January 1, 2012 through April 30, 2012, non-employee members of the Board of Directors received a monthly retainer of $725 per month.  In addition, all committee members received a fee of $100 for each Committee meeting attended, except that members of the Audit Committee received a fee of $200 for each committee meeting attended; and members of the Credit Committee received a monthly retainer of $200 based on 75% attendance of meetings held.  Committee Chairpersons received an additional $200 for each respective committee meeting held, with the exception of the Credit Committee Chairperson who received $300 for each committee meeting held.  In addition, the Audit Committee Chairperson, who meets the qualifications of an “audit committee financial expert” as such term is defined in the rules and regulations of the Securities and Exchange Commission, received a fee of $400 for each Audit Committee meeting held, in lieu of payment of the Chairperson’s fee.

Effective May 1, 2012, non-employee members of the Board of Directors receive a monthly retainer of $1,000 per month.  In addition, all committee members receive a $100 fee for each committee meeting attended, except that members of the Audit Committee receive a fee of $200 for each committee meeting attended. In addition, Committee Chairpersons receive an additional $200 each for each respective committee meeting held, with the exception of the Credit Committee Chairperson, who receives a $300 monthly retainer.  Further, the Audit Committee Chairperson, who meets the qualifications of an “audit committee financial expert” receives a fee of $500 for each Audit Committee meeting held in lieu of payment of the Chairperson’s fee.

The Directors also received an annual training budget for 2012 of $5,000 per director to be used specifically for bank-related education, conferences and meetings attended during the year.  The annual training budget will remain the same for year 2013.  Mission Community Bancorp may also grant stock options to its directors from time to time.  No stock options were granted to the non-employee directors of Mission Community Bancorp in 2012.

9
Unexercisable shares reported for James W. Lokey will vest as follows:  33,456 shares available 7/1/13;  Unexercisable shares for Tom L. Dobyns will vest as follows: 15,000 shares available on 11/22/13, 11/22/14, 11/22/15 and 11/22/16; and 18,750 shares available on 12/18/13, 12/18/14, 12/18/15 and 12/18/16.  Unexercisable shares reported for Robert J. Stevens will vest as follows:  4,000 shares available 4/4/13, 4/4/14, 4/4/15 and 4/4/16; and 13,750 shares available on 12/18/13, 12/18/14, and 12/18/15 and 12/18/16.

The following table sets forth information with regard to compensation earned by non-employee directors in 2012.  Compensation earned by employee-directors is included in the “Summary Compensation Table” above.

Non-Employee Director Compensation Table
Name	Fees Earned or Paid In Cash10		Option11 Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

George H. Andrews	$16,400		0	0	0	0	$16,400

James W. Brabeck	$11,325		0	0	0	0	$11,325

William B. Coy	$12,800		0	0	0	0	$12,800

Howard N. Gould	$12,200		0	0	0	0	$12,200

Maryam Hamzeh	$9,225		0	0	0	0	$9,225

Richard Korsgaard	$13,400		0	0	0	0	$13,400

Harry H. Sackrider	$14,100		0	0	0	0	$14,100

Gary E. Stemper	$14,700		0	0	0	0	$14,700

Stephen P. Yost	$31,100	12	0	0	0	0	$31,100

RELATED PARTY TRANSACTIONS

There are no existing or proposed material interests or transactions between us and any of our officers or directors outside the ordinary course of business, except as indicated herein.

From time to time our directors and officers and the companies with which they are associated, have banking transactions with Mission Community Bank in the ordinary course of business.  Any loans and commitments to lend included in such transactions have been, and in the future will be, made in the ordinary course of business, in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness.  In addition, any such loans do not and will not involve more than the normal risk of collectability or present other unfavorable features.  Any future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

All affiliated transactions have been and will continue to be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

10	Represents cash payments made to non-employee directors of Mission Community Bancorp during 2012.

11
Non-employee directors hold warrants to purchase shares of common stock of the Company as indicated in the table with respect to security ownership of management, below.  All warrants held by non-employee directors are currently fully exercisable.  No non-employee director holds options to purchase the shares of common stock of Mission Community Bancorp.

12	Includes $12,000 in fees paid to Mr. Yost in his capacity as Chairman of Mission Asset Management, Inc., a wholly-owned subsidiary of the Company.

On October 21, 2011 Carpenter Fund Manager GP, LLC, the Company's parent bank holding company and principal shareholder, which is the beneficial owner of approximately 78.1% of the issued and outstanding shares of common stock of the Company (not including options and warrants to purchase common stock of the Company), in order to fund a portion of the merger consideration payable by the Company to facilitate the acquisition of Santa Lucia Bank, purchased 9,002 shares of the preferred stock of Mission Asset Management, Inc., the Company's wholly owned subsidiary, as well as warrants to purchase an aggregate of 1,982,818 shares of the common stock of the Company exercisable at a price of $4.54 per share, for an aggregate purchase price of $9 million.

Mission Community Bank, the Company's wholly-owned banking subsidiary, purchased $3 million in limited partnership interests in MIMS-1, L.P., a Delaware limited partnership ("MIMS"), in September 2012 representing an approximately 9.1% ownership interest in the limited partnership interests of MIMS at December 31, 2012.  MIMS was organized for the primary purpose of investing, reinvesting and trading in private label and agency mortgage-backed and asset-backed securities.  The general partner of MIMS, Manhattan Investment Management Services, Inc. is an indirect wholly-owned subsidiary of Manhattan Capital Markets, LLC., which is an affiliate of Carpenter Fund Manager, GP, LLC, the Company’s parent and principal shareholder.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information, as of April 12, 2013, with respect to (a) members of the Board of Directors of Mission Community Bancorp, all of whom have been nominated by the Board of Directors for election as directors, (b) the executive officers of Mission Community Bancorp, and (c) the directors and executive officers as a group:

Names and Offices Held With Mission Community Bancorp13	Common Shares Beneficially Owned14	Shares Issuable Upon Exercise of Options or Warrants15	Percentage of Shares Outstanding

Directors:

George H. Andrews Director	6,000	6,000	0.15%

James W. Brabeck Director	100	0	0.00%

William B. Coy Vice Chairman	15,550	0	0.19%

Tom L. Dobyns Director & President	0	15,000	0.19%

Howard N. Gould16 Director	6,478,17917	5,937,80018	87.2%

13	The address of each person in the table is c/o Mission Community Bancorp, 3380 S. Higuera Street, San Luis Obispo, California 93401.

14
Except as otherwise noted, may include shares held by or with such person’s spouse and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shared power with a spouse); shares held in street name for the benefit of such person; or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.

15	Includes shares subject to options held by directors and executive officers that are exercisable within 60 days after April 12, 2013.

16	Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager, GP, LLC, a principal shareholder of Mission Community Bancorp.

17
Includes 6,478,179 shares held by three investment funds of which Carpenter Fund Manager GP, LLC ("Fund Manager") is the general partner: Carpenter Community BancFund, L.P. (212,457 shares), Carpenter Community BancFund-A, L.P. (6,043,711 shares), and Carpenter Community BancFund-CA, L.P.(222,011 shares)  (the “Carpenter Funds”).  Mr. Gould serves as one of five Managing Members of Fund Manager and as such holds shared voting and investment power with respect to these shares.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

Names and Offices Held With Mission Community Bancorp13	Common Shares Beneficially Owned14	Shares Issuable Upon Exercise of Options or Warrants15	Percentage of Shares Outstanding

Directors:

Maryam Hamzeh Director	6,478,17919	5,937,80020	87.2%
Richard Korsgaard Director	9,000	1,000	0.12%
James W. Lokey Director and Chief Executive Officer	15,000	66,912	1.00%
Harry H. Sackrider Director	2,000	2,000	0.05%
Gary E. Stemper Director	9,000	0	0.11%
Brooks W. Wise Director and Executive Vice President	16,000	21,925	0.46%
Stephen P. Yost Director	20,000	15,000	0.42%

Other Executive Officers:

Robert J. Stevens Executive Vice President and Chief Credit Officer	-0-	8,000	0.10%
Thomas J. Tolda Executive Vice President and Chief Financial Officer	-0- ________	-0- ________	-0- _____
All Directors and Executive Officers as a Group (14 persons)	6,570,829	6,073,637	87.9%

18
Includes warrants to purchase 5,937,800 shares of the common stock held by the Carpenter Funds which are currently exercisable.  Mr. Gould serves as one of five Managing Members of the Fund Manager.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

19
Includes 6,478,179 shares held by the Carpenter Funds of which Fund Manager is the general partner.  Ms. Hamzeh serves as a Vice President of Fund Manager as well as a Senior Vice President of Carpenter & Company, and Chief Portfolio Analyst of Carpenter Community BancFunds, which are affiliates of Fund Manager.  Ms. Hamzeh disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

20
 Includes warrants to purchase  5,937,800 shares of the common stock held by the Carpenter Funds, of which Fund Manager is the general partner, which are currently exercisable.  Ms. Hamzeh serves as a Vice President of Fund Manager as well as a Senior Vice President of Carpenter & Company, and  Chief Portfolio Analyst of Carpenter Community BancFunds, which are affiliates of Fund Manager.  Ms. Hamzeh disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Other than as set forth in the table below, our management knows of no person who beneficially owned more than 5% of our outstanding common stock as of April 12, 2013:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class21
Common Stock	Carpenter Fund Manager GP, LLC22 5 Park Plaza, Suite 950 Irvine, CA 92614	12,415,97923	87.2%
Common Stock	Palladium Equity Partners III, LP 1270 Avenue of the Americas, Suite 2200 New York, NY 10020	1,528,86424	16.9%

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2012 with management.  The Audit Committee has also discussed with the independent auditors of Mission Community Bancorp the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independence of the independent auditors.  The Audit Committee has also considered whether the amount and nature of the non-audit services provided by McGladrey LLP (“McGladrey”) is compatible with the auditor’s independence.  Based on a review and discussion of the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K of Mission Community Bancorp for the 2012 fiscal year for filing with the Securities and Exchange Commission.

Submitted by The Audit Committee:
George H. Andrews (Chairman)
James W. Brabeck
William B. Coy
Richard Korsgaard
Gary E. Stemper
Stephen P. Yost

21
The percentage is based on the total number of shares of Mission Community Bancorp common stock outstanding, plus the number of option or warrant shares for the applicable entity, which are vested or which will vest within 60 days of April 12, 2013.  Because option and warrant shares are included for only the applicable entity in the calculation, and not for all option and warrant holders, the total percentages of beneficial ownership are in excess of 100%.

22
These shares and warrants held by the Fund Manager are held of record by Carpenter Funds.  Howard Gould, a director of Mission Community Bancorp, serves as a Managing Member of the Fund Manager, and Maryam Hamzeh, a director of the Company, serves as a Vice President of Fund Manager as well as Senior Vice President of Carpenter & Company, which is an affiliate of Fund Manager.

23	Includes warrants to purchase 5,937,800 shares of the common stock of the Company held by the Carpenter Funds which are currently exercisable.

24
Includes warrants to purchase 761,980 shares of the common stock of the Company held by Palladium Equity Partners, III, LP (“Palladium”) which are currently exercisable; provided, however, that Palladium has agreed not to convert its Warrants in an amount that, when added to the number of shares of common stock owned by Palladium, would cause Palladium’s total ownership to exceed 9.9% of total shares outstanding of the Company's common stock.  Accordingly, the actual percentage ownership by Palladium of the outstanding common stock of the Company should never exceed 9.9%.  Palladium currently owns 9.2% of the issued and outstanding shares of common stock of the Company, excluding shares issuable upon the exercise of warrants.

MISSION COMMUNITY BANCORP’S AUDITORS AND AUDIT FEES

Mission Community Bancorp’s Audit Committee selected McGladrey LLP ("McGladrey") as independent auditors for Mission Community Bancorp for year 2012.   McGladrey also conducted the audit for the year ended December 31, 2011.  The Company anticipates that it will engage McGladrey as its independent accountant with respect to the audit of its financial statements for its 2013 fiscal year.  Representatives of McGladrey are expected to be present at the meeting.  They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee pre-approves all audit and permissible non-audit services to be performed by Mission Community Bancorp’s independent auditors.  Mission Community Bancorp’s independent auditor may provide only those services pre-approved by the Audit Committee or its designated subcommittee.  The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the independent auditor.  To the extent practicable, at the same meeting the Audit Committee also reviews and approves a budget for each of such services.  The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee.  Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee.

The Audit Committee may form and delegate to a subcommittee, composed of one or more of its members, the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting.  The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The following table presents the aggregate fees billed by McGladrey for the fiscal year ended December 31, 2012; and for McGladrey and Perry-Smith LLP for fiscal year ended December 31, 2011.  "All other fees" for 2011 in the table below consist of fees and out of pocket expenses related to due diligence related to the Company's acquisition of Santa Lucia Bank for both McGladrey ($192,000) and Perry-Smith LLP ($8,545), which served as the Company's accounting firm for period of January 1, 2011 through October 25, 2011.  “Audit fees” for 2011 include $160,000 fees for McGladrey and $44,908 fees for Perry-Smith.  "All other fees" for 2012 represent expenses related to the change in control filing and review of ASC 310-30 policy and acquired loan templates for McGladrey ($4,000).  "Tax fees" for both 2012 and 2011 represent tax preparation and tax estimates fees.

	2012	2011

Audit fees	$151,000	$204,908
Audit related fees	0	0
Tax fees	21,000	7,800
All other fees	4,000	200,545
Total:	$176,000	$413,253

None of the fees paid to McGladrey and Perry-Smith LLP for 2011 and 2012 were paid under the de minimis safe harbor exception from pre-approval requirements.  The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of McGladrey and Perry-Smith LLP.

ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST OF ANY SHAREHOLDER SOLICITED HEREBY, MISSION COMMUNITY BANCORP WILL PROVIDE WITHOUT CHARGE A COPY OF THE  ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) OF MISSION COMMUNITY BANCORP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  REQUESTS SHOULD BE DIRECTED TO THOMAS J. TOLDA, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MISSION COMMUNITY BANCORP, 3380 S. HIGUERA STREET, SAN LUIS OBISPO, CA 93401.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mission Community Bancorp does not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Therefore, the officers and directors of Mission Community Bancorp, and persons who own more than 10% of the common stock of Mission Community Bancorp are not subject to the reporting requirements under Section 16(a) of the Exchange Act.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated: April 29, 2013	MISSION COMMUNITY BANCORP
/s/ Stephen P. Yost
Stephen P. Yost Secretary

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

# Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1.

| | | | |
|---|---|---|---|
| George H. Andrews | James W. Brabeck | William B. Coy | Tom L. Dobyns |
| Howard N. Gould | Maryam Hamzeh | Richard Korsgaard | James W. Lokey |
| Harry H. Sackrider | Gary E. Stemper | Brooks W. Wise | Stephen P. Yost |

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

______________________________

2. **Other Business.** To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

## B Non-Voting Items

**Change of Address** — Please print new address below.

**Meeting Attendance**
Mark box to the right if you plan to attend the Annual Meeting. ☐

## C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.)

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 JNT

1 U P X 1 5 9 6 2 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01MP0B

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — MISSION COMMUNITY BANCORP

## ANNUAL MEETING OF SHAREHOLDERS

**May 28, 2013**

The undersigned shareholder of Mission Community Bancorp (the "Company") does hereby nominate, constitute and appoint Mr. William B. Coy and Stephen P. Yost, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at **EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, California 93405** on **Tuesday, May 28, 2013 at 4:00 pm**, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on the reverse side.

**THIS PROXY CONFERS AUTHORITY TO VOTE "AUTHORITY GIVEN" ON PROPOSAL 1, AND GRANTS DISCRETIONARY AUTHORITY TO CUMULATIVE VOTES FOR ANY OR ALL OF THE NOMINEES NAMED ABOVE. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS.**

**THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE, BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.**

**IMPORTANT – PLEASE SIGN AND DATE OTHER SIDE**